JPMorgan Multi-Manager Small Cap Growth Fund
a series of
J.P. Morgan Fleming Series Trust

Supplement dated October 18, 2006 to the Fund’s
Prospectus dated May 1, 2006

J.P. Morgan Investment Management Inc. (“JPMIM”), the investment adviser to the JPMorgan Multi-Manager Small Cap Growth Fund, has given notice to J. & W. Seligman & Co. Incorporated (“Seligman”) of its intention to terminate JPMIM’s subadvisory agreement with Seligman, effective as of December 8, 2006. The subadvisory agreements with BlackRock Capital Management, Inc., UBS Global Asset Management (Americas) Inc. and Oberweis Asset Management, Inc. will continue in effect.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MULTIP3-1006